Meta Reports First Quarter 2022 Results

MENLO PARK, Calif. – April 27, 2022 – Meta Platforms, Inc. (Nasdaq: FB) today reported financial results for the quarter ended March 31, 2022.

"We made progress this quarter across a number of key company priorities and we remain confident in the long‑term opportunities and growth that our product roadmap will unlock," said Mark Zuckerberg, Meta founder and CEO. "More people use our services today than ever before, and I'm proud of how our products are serving people around the world."

First Quarter 2022 Financial Highlights

	Three Months Ended March 31,		Year-over-Year % Change
In millions, except percentages and per share amounts	2022	2021
Total revenue	$27,908	$26,171	7%
Total costs and expenses	19,384	14,793	31%
Income from operations	$8,524	$11,378	(25)%
Operating margin	31%	43%
Provision for income taxes	$1,443	$2,006	(28)%
Effective tax rate	16%	17%
Net income	$7,465	$9,497	(21)%
Diluted earnings per share (EPS)	$2.72	$3.30	(18)%

First Quarter 2022 Operational and Other Financial Highlights

•Family daily active people (DAP) – DAP was 2.87 billion on average for March 2022, an increase of 6% year-over-year.
•Family monthly active people (MAP) – MAP was 3.64 billion as of March 31, 2022, an increase of 6% year-over-year.
•Facebook daily active users (DAUs) – DAUs were 1.96 billion on average for March 2022, an increase of 4% year-over-year.
•Facebook monthly active users (MAUs) – MAUs were 2.94 billion as of March 31, 2022, an increase of 3% year-over-year.
•Ad impressions and price per ad – In the first quarter of 2022, ad impressions delivered across our Family of Apps increased by 15% year-over-year and the average price per ad decreased by 8% year-over-year.
•Capital expenditures – Capital expenditures, including principal payments on finance leases, were $5.55 billion for the first quarter of 2022.
•Share repurchases – We repurchased $9.39 billion of our Class A common stock in the first quarter of 2022. As of March 31, 2022, we had $29.41 billion available and authorized for repurchases.
•Cash and cash equivalents and marketable securities – Cash and cash equivalents and marketable securities were $43.89 billion as of March 31, 2022.
•Headcount – Headcount was 77,805 as of March 31, 2022, an increase of 28% year-over-year.

CFO Outlook Commentary

We expect second quarter 2022 total revenue to be in the range of $28-30 billion. This outlook reflects a continuation of the trends impacting revenue growth in the first quarter, including softness in the back half of the first quarter that coincided with the war in Ukraine. Our guidance assumes foreign currency will be approximately a 3% headwind to year-over-year growth in the second quarter, based on current exchange rates.

In addition, as noted on previous calls, we continue to monitor developments regarding the viability of transatlantic data transfers and their potential impact on our European operations, and we are pleased with the progress on a political agreement.

We expect 2022 total expenses to be in the range of $87-92 billion, lowered from our prior outlook of $90-95 billion. We expect 2022 expense growth to be driven primarily by the Family of Apps segment, followed by Reality Labs.

We expect 2022 capital expenditures, including principal payments on finance leases, to be in the range of $29-34 billion, unchanged from our prior estimate.

Absent any changes to U.S. tax law, we expect our full-year 2022 tax rate to be above the first quarter rate and in the high teens.

Webcast and Conference Call Information
Meta will host a conference call to discuss the results at 2 p.m. PT / 5 p.m. ET today. The live webcast of Meta's earnings conference call can be accessed at investor.fb.com, along with the earnings press release, financial tables, and slide presentation. Meta uses the investor.fb.com and about.fb.com/news/ websites as well as Mark Zuckerberg's Facebook Page (facebook.com/zuck) and Instagram account (instagram.com/zuck) as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Following the call, a replay will be available at the same website. A telephonic replay will be available for one week following the conference call at +1 (416) 626-4100 or +1 (800) 558-5253, conference ID 22016731.

Transcripts of conference calls with publishing equity research analysts held today will also be posted to the investor.fb.com website.

About Meta

Meta builds technologies that help people connect, find communities, and grow businesses. When Facebook launched in 2004, it changed the way people connect. Apps like Messenger, Instagram and WhatsApp further empowered billions around the world. Now, Meta is moving beyond 2D screens toward immersive experiences like augmented and virtual reality to help build the next evolution in social technology.

Contacts

Investors:
Deborah Crawford
investor@fb.com / investor.fb.com

Press:
Ryan Moore
press@fb.com / about.fb.com/news/

Forward-Looking Statements

This press release contains forward-looking statements regarding our future business plans and expectations. These forward-looking statements are only predictions and may differ materially from actual results due to a variety of factors including: the impact of macroeconomic conditions on our business and financial results, including as a result of the ongoing COVID-19 pandemic and geopolitical events; our ability to retain or increase users and engagement levels; our reliance on advertising revenue; our dependency on data signals and mobile operating systems, networks, and standards that we do not control; changes to the content or application of third-party policies that impact our advertising practices; risks associated with new products and changes to existing products as well as other new business initiatives, including our metaverse efforts; our emphasis on community growth and engagement and the user experience over short-term financial results; maintaining and enhancing our brand and reputation; our ongoing privacy, safety, security, and content review efforts; competition; risks associated with government actions that could restrict access to our products or impair our ability to sell advertising in certain countries; litigation and government inquiries; privacy and regulatory concerns; risks associated with acquisitions; security breaches; and our ability to manage growth and geographically-dispersed operations. These and other potential risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed under the caption "Risk Factors" in our Annual Report on Form 10-K filed with the SEC on February 3, 2022, which is available on our Investor Relations website at investor.fb.com and on the SEC website at www.sec.gov. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022. In addition, please note that the date of this press release is April 27, 2022, and any forward-looking statements contained herein are based on assumptions that we believe to be reasonable as of this date. We undertake no obligation to update these statements as a result of new information or future events.

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (GAAP), we use the following non-GAAP financial measures: revenue excluding foreign exchange effect, advertising revenue excluding foreign exchange effect and free cash flow. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. In addition, these measures may be different from non-GAAP financial measures used by other companies, limiting their usefulness for comparison purposes. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from these non-GAAP financial measures.

We believe these non-GAAP financial measures provide investors with useful supplemental information about the financial performance of our business, enable comparison of financial results between periods where certain items may vary independent of business performance, and allow for greater transparency with respect to key metrics used by management in operating our business.

We exclude the following items from our non-GAAP financial measures:

Foreign exchange effect on revenue. We translated revenue for the three months ended March 31, 2022 using the prior year's monthly exchange rates for our settlement or billing currencies other than the U.S. dollar, which we believe is a useful metric that facilitates comparison to our historical performance.

Purchases of property and equipment; Principal payments on finance leases. We subtract both purchases of property and equipment, net of proceeds and principal payments on finance leases in our calculation of free cash flow because we believe that these two items collectively represent the amount of property and equipment we need to procure to support our business, regardless of whether we procure such property or equipment with a finance lease. We believe that this methodology can provide useful supplemental information to help investors better understand underlying trends in our business. Free cash flow is not intended to represent our residual cash flow available for discretionary expenditures.

For more information on our non-GAAP financial measures and a reconciliation of GAAP to non-GAAP measures, please see the "Reconciliation of GAAP to Non-GAAP Results" table in this press release.

META PLATFORMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share amounts)
(Unaudited)
	Three Months Ended March 31,
	2022	2021
Revenue	$27,908	$26,171
Costs and expenses:
Cost of revenue	6,005	5,131
Research and development	7,707	5,197
Marketing and sales	3,312	2,843
General and administrative	2,360	1,622
Total costs and expenses	19,384	14,793
Income from operations	8,524	11,378
Interest and other income, net	384	125
Income before provision for income taxes	8,908	11,503
Provision for income taxes	1,443	2,006
Net income	$7,465	$9,497
Earnings per share attributable to Class A and Class B common stockholders:
Basic	$2.74	$3.34
Diluted	$2.72	$3.30
Weighted-average shares used to compute earnings per share attributable to Class A and Class B common stockholders:
Basic	2,725	2,847
Diluted	2,742	2,882
Share-based compensation expense included in costs and expenses:
Cost of revenue	$160	$118
Research and development	1,941	1,408
Marketing and sales	216	174
General and administrative	181	130
Total share-based compensation expense	$2,498	$1,830

META PLATFORMS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions)
(Unaudited)
	March 31, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$14,886	$16,601
Marketable securities	29,004	31,397
Accounts receivable, net	11,390	14,039
Prepaid expenses and other current assets	3,985	4,629
Total current assets	59,265	66,666
Equity investments	6,775	6,775
Property and equipment, net	61,582	57,809
Operating lease right-of-use assets	12,241	12,155
Intangible assets, net	910	634
Goodwill	19,923	19,197
Other assets	3,522	2,751
Total assets	$164,218	$165,987

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$3,246	$4,083
Partners payable	935	1,052
Operating lease liabilities, current	1,159	1,127
Accrued expenses and other current liabilities	15,226	14,312
Deferred revenue and deposits	520	561
Total current liabilities	21,086	21,135
Operating lease liabilities, non-current	12,894	12,746
Other liabilities	7,010	7,227
Total liabilities	40,990	41,108
Commitments and contingencies
Stockholders' equity:
Common stock and additional paid-in capital	57,512	55,811
Accumulated other comprehensive loss	(1,996)	(693)
Retained earnings	67,712	69,761
Total stockholders' equity	123,228	124,879
Total liabilities and stockholders' equity	$164,218	$165,987

META PLATFORMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)
	Three Months Ended March 31,
	2022	2021
Cash flows from operating activities
Net income	$7,465	$9,497
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,156	1,972
Share-based compensation	2,498	1,830
Deferred income taxes	(563)	418
Other	(221)	(66)
Changes in assets and liabilities:
Accounts receivable	2,557	849
Prepaid expenses and other current assets	573	(461)
Other assets	(108)	(10)
Accounts payable	(882)	(250)
Partners payable	(105)	(72)
Accrued expenses and other current liabilities	763	(1,681)
Deferred revenue and deposits	(52)	6
Other liabilities	(5)	210
Net cash provided by operating activities	14,076	12,242
Cash flows from investing activities
Purchases of property and equipment	(5,441)	(4,303)
Proceeds relating to property and equipment	126	31
Purchases of marketable securities	(4,068)	(6,231)
Sales of marketable securities	5,065	1,650
Maturities of marketable securities	402	3,981
Acquisitions of businesses and intangible assets	(853)	—
Other investing activities	(10)	(2)
Net cash used in investing activities	(4,779)	(4,874)
Cash flows from financing activities
Taxes paid related to net share settlement of equity awards	(925)	(1,077)
Repurchases of Class A common stock	(9,506)	(3,939)
Principal payments on finance leases	(233)	(151)
Net change in overdraft in cash pooling entities	20	(50)
Other financing activities	(16)	32
Net cash used in financing activities	(10,660)	(5,185)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(149)	(246)
Net increase (decrease) in cash, cash equivalents, and restricted cash	(1,512)	1,937
Cash, cash equivalents, and restricted cash at beginning of the period	16,865	17,954
Cash, cash equivalents, and restricted cash at end of the period	$15,353	$19,891

Reconciliation of cash, cash equivalents, and restricted cash to the condensed consolidated balance sheets
Cash and cash equivalents	$14,886	$19,513
Restricted cash, included in prepaid expenses and other current assets	294	257
Restricted cash, included in other assets	173	121
Total cash, cash equivalents, and restricted cash	$15,353	$19,891

META PLATFORMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)
	Three Months Ended March 31,
	2022	2021
Supplemental cash flow data
Cash paid for income taxes, net	$502	$2,907
Non-cash investing and financing activities:
Property and equipment in accounts payable and accrued expenses and other current liabilities	$3,709	$2,198
Acquisition of businesses in accrued expenses and other current liabilities and other liabilities	$73	$118
Settlement of convertible notes in exchange of equity securities in other current assets	$131	$—
Other current assets through financing arrangement in accrued expenses and other current liabilities	$659	$—
Repurchases of Class A common stock in accrued expenses and other current liabilities	$221	$240

Segment Results

We report our financial results for our two reportable segments: Family of Apps (FoA) and Reality Labs (RL). FoA includes Facebook, Instagram, Messenger, WhatsApp, and other services. RL includes augmented and virtual reality related consumer hardware, software, and content.

The following table presents our segment information of revenue and income (loss) from operations. For comparative purposes, amounts in the prior period have been recast:

Segment Information
(In millions)
(Unaudited)
	Three Months Ended March 31,
	2022	2021
Revenue:
Advertising	$26,998	$25,439
Other revenue	215	198
Family of Apps	27,213	25,637
Reality Labs	695	534
Total revenue	$27,908	$26,171

Income (loss) from operations:
Family of Apps	$11,484	$13,205
Reality Labs	(2,960)	(1,827)
Total income from operations	$8,524	$11,378

Reconciliation of GAAP to Non-GAAP Results
(In millions, except percentages)
(Unaudited)
	Three Months Ended March 31,
	2022	2021
GAAP revenue	$27,908	$26,171
Foreign exchange effect on 2022 revenue using 2021 rates	893
Revenue excluding foreign exchange effect	$28,801
GAAP revenue year-over-year change %	7%
Revenue excluding foreign exchange effect year-over-year change %	10%
GAAP advertising revenue	$26,998	$25,439
Foreign exchange effect on 2022 advertising revenue using 2021 rates	888
Advertising revenue excluding foreign exchange effect	$27,886
GAAP advertising revenue year-over-year change %	6%
Advertising revenue excluding foreign exchange effect year-over-year change %	10%

Net cash provided by operating activities	$14,076	$12,242
Purchases of property and equipment, net	(5,315)	(4,272)
Principal payments on finance leases	(233)	(151)
Free cash flow	$8,528	$7,819